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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 26, 1998

                        Home Equity Securitization Corp.
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             (Exact name of registrant as specified in its charter)



                 North Carolina                             333-44409                   56-2064715
 (State or Other Jurisdiction of Incorporation)     (Commission File Number)         (I.R.S. Employer
                                                                                    Identification No.)


            301 South College Street                                                    28202-6001
            Charlotte, North Carolina                                              -------------------
    (Address of Principal Executive Offices)                                            (Zip Code)


        Registrant's telephone number, including area code (704) 374-4868

                                    No Change
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          (Former name or former address, if changed since last report)

                  Item 2. Acquisition or Disposition of Assets


                  Description of the Notes and the Home Equity Loans


                  Home Equity Securitization Corp. registered issuances of up to $500,000,000 principal amount of Asset Backed Notes and Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-44409) (the "Registration Statement"). Pursuant to the Registration Statement, First Greensboro Home Equity Loan Trust 1998-1 (the "Issuer") issued $72,650,000 in aggregate principal amount of its Asset Backed Notes, Series 1998-1, Class A-1 and $102,350,000 in aggregate principal amount of its Asset Backed Notes, Series 1998-1, Class A-2 (together, the "Notes"), on June 26, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.


                  The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of June 1, 1998, between First Greensboro Home Equity Loan Trust 1998-1, and The Chase Manhattan Bank, in its capacity as indenture trustee (the "Indenture Trustee"). The Notes represent non-recourse obligations of the Issuer, which obligations are secured by a pledge of home equity loans and certain related property. The Chase Manhattan Bank will serve as indenture trustee with respect to the Notes.


                  The assets of the Trust consist of (i) two groups of nonconforming home equity loans transferred to the Issuer on the Closing Date (the "Initial Home Equity Loans"), additional nonconforming, fixed rate and adjustable rate home equity loans, if any, transferred to the Issuer and allocated to Group II during the Funding Period ("Subsequent Home Equity Loans", and, together with the Initial Home Equity Loans, the "Home Equity Loans"); (ii) all interest and principal due under the respective Home Equity Loans on or after the related cut-off date; (iii) security interests in the properties securing such Home Equity Loans (the "Properties"); (iv) amounts on deposit in the Note Account, Pre-Funding Account and Capitalized Interest Account; (v) the Issuer's rights under the Loan Transfer Agreement and the Servicing Agreement; and (vi) certain other property.


                  Interest distributions on the Notes are based on the aggregate principal balance thereof and the then applicable Note Interest Rate thereof. The Note Interest Rate for the Class A-1 Notes is 6.53% for each Interest Period prior to the Initial Redemption Date and 7.03% for each Interest Period thereafter and the Note Interest Rate for the Class A-2 Notes is 6.55% for each Interest Period prior to the Initial Redemption Date and 7.05% for each Interest Period thereafter.


                  As of June 1, 1998, the Home Equity Loans possessed the characteristics described in the Prospectus dated June 9, 19987 and the Prospectus Supplement dated June 22, 1998 filed pursuant to Rule 424(b)(2) of the Act on June 25, 1998.

                  Item 5. Other Events

                  In connection with the offering of First Greensboro Home Equity Loan Trust 1998-1, Asset Backed Notes, Series 1998-1, described in the related Prospectus Supplement, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

                  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)      Not applicable

         (b)      Not applicable

         (c) Exhibit 1.1. Underwriting Agreement, dated June 22, 1998, between Home Equity Securitization Corp ("HESC") and First Union Capital Markets, a division of Wheat First Securities, Inc. ("First Union").

                  Exhibit 4.1. Indenture, dated as of June 1, 1998, between the Issuer and The Chase Manhattan Bank.

                  Exhibit 8.1. Opinion of Dewey Ballantine LLP re Tax Matters, dated June 26, 1998.

                  Exhibit 23.1. Consent of Coopers & Lybrand L.L.P. regarding financial statements of the Financial Security Assurance Inc. and Subsidiaries and their report.

                  Exhibit 99.1 Related  Computational  Materials  (as defined in
                  Item 5 above).

                                   SIGNATURES


                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    HOME EQUITY SECURITIZATION CORP
                                            as Depositor  and on behalf of First
                                            Greensboro  Home  Equity  Loan Trust
                                            1998-1
                                    Registrant


                                    By: /s/ Wallace Saunders
                                        ------------------------------------
                                          Name:     Wallace Saunders
                                          Title:    Assistant Vice President


Dated:  July 7, 1998

                                  EXHIBIT INDEX




Exhibit No.     Description
-----------     -----------
Exhibit         1.1.  Underwriting  Agreement,  dated  June 22,  1998,
                between Home Equity  Securitization  Corp ("HESC") and
                First Union Capital Markets, a division of Wheat First
                Securities, Inc., ("First Union").

Exhibit 4.1. Indenture, dated as of June 1, 1998, between the Issuer and The Chase Manhattan Bank.

Exhibit 8.1.    Opinion of Dewey Ballantine LLP re Tax Matters, dated June 26,
                1998.

Exhibit 23.1. Consent of Coopers & Lybrand LLP regarding financial statements of the Financial Security Assurance Inc. and Subsidiaries and their report.

Exhibit 99.1.   Related Computational Materials (as defined in Item 5 above).

                                                                  Execution Copy



                 FIRST GREENSBORO HOME EQUITY LOAN TRUST 1998-1



                               ASSET BACKED NOTES



                                  SERIES 1998-1



                             UNDERWRITING AGREEMENT